UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Kaiser Group Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KAISER GROUP HOLDINGS, INC.

9300 Lee Highway
Fairfax, Virginia 22031

September 28, 2007

Dear Fellow Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Kaiser Group Holdings, Inc. (the “Company”) to be held on Wednesday, October 31, 2007 at 9:30 a.m. EDT.  The meeting will take place in the auditorium at 9302 Lee Highway, Fairfax, Virginia 22031-1207.  On the following pages, you will find the notice of the Annual Meeting and the accompanying proxy statement.  In addition to the specific matters to be acted upon, as described in the notice of Annual Meeting and proxy statement, there will be an opportunity for questions of general interest to the stockholders.

This year, you are being asked to elect three directors, each to a one-year term expiring at the next Annual Meeting of Stockholders.

To ensure that your shares will be voted at the Annual Meeting, please complete, sign and date the enclosed proxy card promptly and return it in the enclosed envelope.  Please mail your proxy card whether or not you plan to attend the Annual Meeting.  Giving your proxy will not affect your right to vote the shares you hold in your own name if you decide to attend the Annual Meeting.

Sincerely,

/s/ Douglas W. McMinn
Douglas W. McMinn
President and Chief Executive Officer

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

October 31, 2007

The 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Kaiser Group Holdings, Inc. (the “Company”) will be held in the auditorium at 9302 Lee Highway, Fairfax, Virginia 22031-1207, on Wednesday, October 31, 2007, at 9:30 a.m. (EDT), for the following purposes:

1.             To elect three directors, each to a term expiring at the next Annual Meeting of Stockholders, or until their successors are duly elected and qualified; and

2.             To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on September 4, 2007, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof.

Your vote is important no matter how many shares you own.  Whether or not you expect to attend the Annual Meeting, please complete, sign and date the proxy card and return it in the postage-paid envelope that is provided.  All properly executed proxy cards received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated by those proxy cards.

By Order of the Board of Directors.

/s/ Nicholas Burakow
Nicholas Burakow, PhD
Secretary

September 28, 2007

PROXY STATEMENT
2007 ANNUAL MEETING OF STOCKHOLDERS
October 31, 2007

This proxy statement, notice of the 2007 Annual Meeting of Stockholders (the “Annual Meeting”), and accompanying proxy are being furnished to you as a stockholder of Kaiser Group Holdings, Inc., a Delaware corporation (the “Company” or “Kaiser Holdings”), in connection with the Annual Meeting, which is to be held on Wednesday, October 31, 2007, at the time and place and for the purposes set forth in the accompanying notice of the meeting.  The record date for determining stockholders entitled to vote at the Annual Meeting is the close of business on September 4, 2007 (the “Record Date”).

The Company’s Board of Directors (the “Board of Directors” or the “Board”) is making this proxy solicitation.  A proxy card is included with this mailing.  If your shares are registered in your name, the proxy card shows the number of shares of Kaiser Group Holdings, Inc. Common Stock, par value $0.01 per share (“Common Stock”), that you owned as of the Record Date.  There were no shares of Preferred Stock, par value $0.01 per share, outstanding as of the Record Date.  All properly executed proxy cards received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated by those proxy cards.

Please complete and sign the enclosed proxy card and return it to the Company as soon as possible. If you change your mind after you return your proxy card, you may revoke it at any time, including at the Annual Meeting.  You may revoke your proxy by mailing a second (or subsequent) proxy card to the Company’s stock transfer agent for receipt prior to the closing of the polls at the Annual Meeting, or by voting on the ballot provided to stockholders at the Annual Meeting.  Unless a proxy is revoked, all proxy cards that are properly executed and received at or prior to the Annual Meeting will be voted in accordance with the instructions indicated by those proxy cards.  Unless a contrary instruction is indicated in the proxy card, or if the proxy card is properly executed but the voting “box” is left blank, it will be voted FOR the election of directors as nominated and in the discretion of the person(s) named as the proxy if any other business properly comes before the Annual Meeting.

The Company’s Annual Report for the year ended December 31, 2006 (the “2006 Annual Report”), the notice of Annual Meeting, this proxy statement and the enclosed proxy card initially will be mailed in a single envelope to stockholders on or about September 28, 2007.  The Company has borne the cost of preparing, assembling, and mailing these items.  Directors, officers, and employees of the Company may solicit proxies on behalf of the Company by telephone and personal interview without special compensation.

The Company will deliver copies of the proxy statement and the 2006 Annual Report to brokerage firms and other custodians, nominees, and fiduciaries for forwarding to beneficial owners of Common Stock.  The Company will reimburse those brokerage firms, custodians, nominees, and fiduciaries for their expenses in connection with forwarding these materials.

VOTING SECURITIES OF THE COMPANY

Holders of shares of Common Stock issued and outstanding as of the Record Date are entitled to vote at the Annual Meeting.  There were 1,790,890 shares of Common Stock issued and outstanding as of the Record Date.  Each share of Common Stock is entitled to one vote per share.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of stock outstanding at the close of business on the Record Date will constitute a quorum.

Submitted proxies reflecting broker non-votes or abstentions will be deemed present at the Annual Meeting in determining the presence of a quorum.  Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted, and the broker does not exercise discretion to vote those shares on a particular matter.

The affirmative vote of the holders of a plurality of the number of shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors.

A list of stockholders will be available for inspection at least ten days prior to the Annual Meeting at the Company’s offices, 9300 Lee Highway, Fairfax, Virginia 22031.

FORWARD-LOOKING STATEMENTS

This proxy statement contains, and our periodic filings with the Securities and Exchange Commission (the “Commission”) and written or oral statements made by our officers and directors to the press, potential investors, securities analysts and others, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  These forward-looking statements are not historical facts, but rather are predictions, and generally can be identified by use of statements that include terms such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan” or “foresee” or other words or phrases of similar import.  Similarly, statements that describe or contain information related to matters such as our intent, belief, or expectation with respect to financial performance, claims resolution, cash availability, stock redemption plans, contract awards and performance, de-registering the Common Stock, potential acquisitions and joint ventures and cost-cutting measures are forward-looking statements. These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from those currently anticipated in these forward-looking statements.  In light of these risks and uncertainties, including those described below, the forward-looking events might or might not occur.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

The Company’s Bylaws provide that the number of directors shall not be less than one and give the Board the authority to determine the actual number of directors.  There are four directorships on the Company’s Board.  The Board of Directors currently consists of three members; one vacancy was created by the resignation of Mr. Jon Bennett from the Board, effective January 31, 2007.  The Board of Directors has nominated Mr. Douglas W. McMinn, Mr. Mark S. Tennenbaum and Mr. Frank E. Williams, Jr. for election to terms expiring at the next Annual Meeting of Stockholders, or until their successors are duly elected.  A successor to Mr. Bennett has not yet been identified.  The Board of Directors has determined that Mr. Tennenbaum and Mr. Williams are both independent, as defined in the Company’s Corporate Governance Principles and as discussed further below under “Corporate Governance—Director Independence.”  Mr. McMinn, our President and Chief Executive Officer, is an employee director and therefore not independent as defined in the Company’s Corporate Governance Principles.

Nominees for Election to the Board of Directors for Terms Expiring at the next Annual Meeting of Stockholders

Douglas W. McMinn, 60, has been President and Chief Executive Officer of Kaiser Holdings since September 2004.  Mr. McMinn has been a director of Kaiser Holdings since September 2004 and also serves on the Board of Managers of Kaiser-Hill Company, LLC, the joint venture owned equally by Kaiser Holdings and CH2M Hill Companies Ltd.  Mr. McMinn has been a senior officer of the Company and its predecessors for more than 19 years.  Mr. McMinn is the Chief Executive Officer of Global Trade & Invest, Inc., a firm which he co-founded to engage in international trading activities and to provide consulting assistance to companies doing business internationally.  Mr. McMinn served in the United States Government as a staff member in the National Security Council and as an Assistant Secretary of State for Economic and Business Affairs, U.S. Department of State, from 1985 to 1987.  Mr. McMinn owns 500 shares of Common Stock.

Mark S. Tennenbaum, 48, has been a director of Kaiser Holdings since September 2004. Since January 2006, Mr. Tennenbaum has served as Managing Partner of AM Golf LLC, which owns and manages a public, eighteen-hole golf course.  Since September 2004, Mr. Tennenbaum has served as the Chief Financial Officer of Saratoga Partners, which owns and manages an apartment complex in Tempe, Arizona.  From 2001 to 2004, Mr. Tennenbaum was a private investor.  Prior to that, Mr. Tennenbaum was a co-founder, director and chief financial officer of FrontBridge Technologies, Inc., a privately-held provider of secure managed messaging services acquired by Microsoft in 2005, from its inception in 1999 until 2001.  Mr. Tennenbaum beneficially owns 200,000 shares of Common Stock held by the Mark S. Tennenbaum Investment Trust.  Entities controlled by Mr. Tennenbaum’s father, Michael E. Tennenbaum, and brother, Andrew R. Tennenbaum, are significant holders of the Company’s Common Stock.

Frank E. Williams, Jr., 73, has served on the Board of Directors since December 2002, is Chairman of the Board of Directors of Kaiser Holdings, and also serves on the Board of Managers of Kaiser-Hill Company, LLC, the joint venture owned equally by Kaiser Holdings and CH2M Hill Companies Ltd.  Mr. Williams currently serves as Chairman and principal owner of Williams Enterprises of Georgia, Inc., a holding company controlling six subsidiaries active in various facets of the steel industry.  In addition, Mr. Williams serves as Chairman, CEO, and 50-percent owner of Bosworth Steel Erectors, Inc., a major erector of steel products in the Southwestern United States, and Chairman and a major shareholder of Wilfab, Inc., a fabricator of structural steel.  Mr. Williams is also Managing Partner and principal owner of Structural Concrete Products, LLC, a manufacturer of pre-stressed concrete building systems, and of Industrial Alloy Fabricators, LLC, a fabricator of alloy plate products for the pulp and chemical industries.  He serves as a member of the Board of Directors of Capital Bank, N.A. and Diamondhead Casino Corporation.  Mr. Williams currently serves as a director of Williams Industries, Inc. of Manassas, Virginia, a company he founded and of which served as President, CEO and Chairman until November 1994.  Williams Industries, Inc. is a public Nasdaq-listed company that owns five subsidiaries active in the steel industry, including Williams Bridge Co., one of the largest fabricators of steel plate for bridge structures in the Mid-Atlantic region.  Mr. Williams also currently serves as a member of the Committee of Equity Holders in the Chapter 11 bankruptcy proceedings of Global Power Equipment Group.  Mr. Williams beneficially owns 17,950 shares of Common Stock.

The Board of Directors recommends that the stockholders vote FOR the nominees set forth above.

CORPORATE GOVERNANCE

Corporate Governance Principles and Code of Conduct

The Company’s Board of Directors has adopted Corporate Governance Principles for the Board of Directors and a Corporate Code of Conduct, including Policies on Securities Law Compliance and Transactions in Company Securities.  The Code of Conduct applies to all employees, officers and directors and includes, but is not limited to, the substance of the code of ethics required by applicable rules of the Commission.  These documents are available on the Company’s website at: www.kaisergroup.com.

Director Independence

Each year, the Board of Directors determines the independence of each director according to the definition of independence included in the Company’s Corporate Governance Principles, which are available on the Company’s website at www.kaisergroup.com.  The Board has determined that Mr. Tennenbaum and Mr. Williams are independent directors.  In addition, Mr. Bennett was determined to be independent during his service on the Board in 2006.  The Corporate Governance Principles consider an independent director to be a non-employee director.  However, in addition to this status, the Board of Directors may also consider other material factors that could limit a director nominee’s ability to remain independent.  In 2006, the Board considered the Common Stock holdings of Mr. Tennenbaum and his family members, who then collectively owned 42.1% of the outstanding Company’s Common Stock.  Following this consideration, the Board determined that Mr. Tennenbaum was independent.

Communications with the Board of Directors; Board Attendance at Annual Meeting

The Company does not have a formal process for stockholders to send communications to the Board.  Communications addressed to the Board of Directors as a whole, or to individual directors, in care of the Company at the Company’s executive offices, 9300 Lee Highway, Fairfax, Virginia 22031, will be forwarded promptly to the addressee(s) of such communications.

The Company does not have a policy with respect to Board members’ attendance at the Annual Meeting.  However, the Company’s practice is to hold a meeting of the Board of Directors immediately following each annual meeting, and Board members typically attend the annual meeting as well.  All members of the Board of Directors were present at the annual meeting of stockholders held on March 2, 2006.

STANDING COMMITTEES OF THE BOARD

To assist the Board of Directors in carrying out its responsibilities, the Board has delegated certain authority to two committees, the current memberships of which are as follows.  Each of the committees is composed of the Company’s two independent directors, as defined in the Company’s Corporate Governance Principles.

Committees of the Board of Directors

Compensation Committee	Audit Committee

Mr. Tennenbaum, Chairman	Mr. Williams, Chairman

Mr. Williams	Mr. Tennenbaum

Audit Committee

The Audit Committee is responsible for the selection, and reviews and accepts the reports, of the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”) for fiscal year 2005 and Stegman & Company (“Stegman”) for fiscal year 2006.  The Audit Committee met four times during the year ended December 31, 2005 and six times during the year ended December 31, 2006.  The Audit Committee operates under a written charter adopted by the Board of Directors and was established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Board has concluded that Mr. Tennenbaum, an independent director, is the financial expert on the Audit Committee.  The Charter of the Audit Committee of the Board of Directors is attached to this proxy statement as Annex A.

Independent Registered Public Accounting Firm

On August 21, 2006, the Audit Committee was informed by PwC that PwC was resigning as the Company’s independent auditor effective August 21, 2006.  The reports of PwC on the Company’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2004 and 2005 and the subsequent interim period from January 1, 2006 through August 21, 2006, (i) there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement(s) in connection with its reports on the consolidated financial statements for such periods, and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

On October 21, 2006, the Board of Directors engaged Stegman to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2006.  The Company had not consulted with Stegman during the Company’s two most recently completed fiscal years or through October 24, 2006 regarding the application of accounting principles to specific transactions, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.   The Company is not asking stockholders to approve the engagement of Stegman at the 2007 Annual Meeting.

Audit Committee Report Relating to the Fiscal Year Ended December 31, 2005 and 2006

The Audit Committee of the Board of Directors of Kaiser Group Holdings, Inc. (the “Company”) has reviewed and discussed with PricewaterhouseCoopers LLP (“PwC”) the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and with Stegman & Company (“Stegman”) the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.  The Audit Committee has also discussed with PwC (with respect to the year ended December 31, 2005) and Stegman (with respect to the year ended December 31, 2006) the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the PCAOB in Rule 3200T, which includes, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from each of PwC and Stegman required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees),  as adopted by the PCAOB in Rule 3600T, and has discussed with each of PwC and Stegman its independence with respect to the Company.

The Company’s policies with respect to pre-approval of non-audit services to be provided by the Company’s independent accountants are discussed below.  The Company is disclosing below fees paid to PwC and Stegman during the past three fiscal years under the heading “Audit and Non-Audit Fees.”

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on March 28, 2006 and that the audited consolidated financial statements for the year ended December 31, 2006 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on March 30, 2007.

Submitted by the Audit Committee

Frank E. Williams, Jr.—Chairman
Mark S. Tennenbaum

The information contained in the above report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Audit and Non-Audit Fees

PwC served as the Company’s independent registered public accounting firm until August 21, 2006.  Stegman served as the Company’s independent registered public accounting firm beginning October 21, 2006.

Audit Fees: Audit fees were for professional services rendered for the audit of the Company’s annual financial statements for the years ended December 31, 2005 and 2006 and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the years ended December 31, 2005 and 2006.

Tax Fees: Tax fees were for services related to consulting services provided by PwC and rendered during the year ended December 31, 2004.  Neither PwC nor Stegman provided any tax services to the Company during the years ended December 31, 2005 and 2006.

Audit Fees	Fiscal 2006	Fiscal 2005	Fiscal 2004

PwC
Annual audit of Kaiser Group Holdings, Inc.	$3,500	$105,500	$80,000
Quarterly review procedures	$27,400	$37,700	$30,000
Total	$30,900	$143,200	$110,000

Stegman
Annual audit of Kaiser Group Holdings, Inc.	$39,586	N/A	N/A
Quarterly review procedures	$10,000	N/A	N/A
Total	$49,586	N/A	N/A

Tax Fees
Tax compliance work	—	—	—
Tax consulting—Canada	—	—	$7,459

Total	$80,486	$143,200	$117,459

Policies With Respect to Approval and Pre-Approval of Non-Audit Services

The Audit Committee’s responsibilities include review and pre-approval of all audit and non-audit services performed by the independent registered public accounting firm.  In exercising that responsibility with respect to proposed engagements for non-audit services, the Audit Committee’s Charter requires the Committee to give paramount consideration to the question of whether engagement of the independent registered public accounting firm to perform those services is likely to create a risk that the independence of the independent registered public accounting firm may be impaired.  To that end, the Audit Committee endeavors to exercise its discretion in a manner that will avoid or minimize the risk of impairing the independence of the Company’s independent registered public accounting firm.

The Audit Committee will typically be inclined to approve requests to engage the independent registered public accounting firm to provide those types of non-audit services that are closely related to the audit services performed by the independent registered public accounting firm, such as audit-related services, tax-compliance/return-preparation services, and “due diligence” services relating to transactions that the Company may consider from time to time.  Because such non-audit services bear a close relationship to the audit services provided by the independent registered public accounting firm, the Audit Committee believes that such services will not ordinarily present a material risk of impairing the independence of the independent registered public accounting firm, subject to the Audit Committee’s policy concerning the total amount payable to the independent registered public accounting firm for non-audit services with respect to any fiscal year.

Between meetings of the Audit Committee, the Chairman of the Audit Committee is authorized to review and, where consistent with this policy, to pre-approve non-audit services proposed to be performed by the independent registered public accounting firm that are budgeted for fees of $25,000 or less.  The Chairman must report any pre-approval decisions to the Audit Committee as soon as practicable and in any event at its next scheduled meeting.

Presence at Annual Meeting

A representative of Stegman will be present at the Annual Meeting.  The representative will be given an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from stockholders.

Compensation Committee

The Compensation Committee (a) reviews and approves (or recommends to the entire Board of Directors) the annual salary, bonus and other benefits (direct and indirect) of the Chief Executive Officer and the other executive officer, (b) reviews and submits to the full Board recommendations concerning, and amendments to, new executive compensation or stock plans, and (c) establishes, and periodically reviews, the Company’s policies in the area of management perquisites.

The Compensation Committee is currently composed of two directors, Mr. Tennenbaum and Mr. Williams.  During 2006, the Compensation Committee was composed of three members, Mr. Bennett, Mr. Tennenbaum and Mr. Williams.  Mr. Bennett was the Chairman of the Compensation Committee in 2006; he resigned as a director and the Chairman of the Compensation Committee effective January 31, 2007.  On the same day, Mr. Tennenbaum was appointed as the Chairman of the Compensation Committee by the Board and continues to serve in this role.  There are currently no specific qualifications to serve on the Compensation Committee, which the Board considers appropriate given the small size of the Board, the limited number of employees of the Company and the Company’s unique situation.

The Compensation Committee met one time during the year ended December 31, 2005 and four times during the year ended December 31, 2006.  All three Committee members participated in the meetings held in 2006, and the Chairman of the Compensation Committee was responsible for setting the agenda of each Committee meeting.  The Compensation Committee did not meet in executive session in 2006.  The Company’s named executive officers neither attended any Compensation Committee meetings in 2006 nor participated in any compensation decisions in 2006.  However, Mr. McMinn and Dr. Burakow did play a role in the assessment and design of compensation programs, plans and awards for the Company’s executives.  The Compensation Committee did not retain any outside advisers in 2006.

The Compensation Committee currently operates according to a charter which was adopted on March 19, 2007.  The Compensation Committee’s charter provides the Compensation Committee with the authority to:

•              Oversee the Company’s compensation structure, policies and programs and assess whether the Company’s compensation structure establishes appropriate incentives for management and employees;

•              Administer and make recommendations to the Board with respect to the Company’s incentive compensation and equity-based compensation plans that are subject to Board approval;

•              Review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the CEO’s performance in light of the goals and objectives and set compensation based on this evaluation;

•              Set compensation for other executives based on the CEO’s recommendation;

•              Approve stock option and other incentive awards for the Company’s executives;

•              Review and approve the design of other benefit plans pertaining to the Company’s executives;

•              Review and recommend employment and agreements and severance agreements for executives (including change of control provisions);

•              Approve, amend or modify terms of any compensation or benefit plan that does not require stockholder approval;

•              Review and discuss with management the Compensation Discussion and Analysis and related SEC disclosure included in the Company’s annual report and proxy statement, recommend to the Board whether the Compensation Discussion and Analysis should be included in the Company’s annual report and proxy statement and prepare the Compensation Committee’s report to be included in the Company’s annual report and proxy statement;

•              Review the compensation of directors for service on the Board and Board committees, and recommend any changes to this compensation; and

•              Review succession plans relating to positions held by the Company’s executives and make recommendations for people to fill these positions.

The Compensation Committee’s charter is attached to this proxy statement as Annex B.

Compensation Discussion and Analysis

Compensation Philosophy

The Compensation Committee makes compensation decisions based on the Company’s employee compensation policy, which is tailored to reflect the Company’s unusual circumstances—the small size of the Company and the nature of the Company’s current business, which involves the management and resolution of claims arising out of the continuing bankruptcy proceedings relating to Kaiser Group International, Inc., negotiations and proceedings relating to the Nova Hut project, participating in the affairs of Kaiser-Hill and exploring strategic alternatives for the Company.  The Company’s main compensation goal is to retain a sufficient number of employees to carry out its responsibilities and to evaluate other opportunities that the Company may wish to pursue in the future.  The Board and the Compensation Committee believe it to be in the best interests of the Company to retain a small number of knowledgeable employees and provide these employees with appropriate incentives.

As a result, the Compensation Committee operates under a compensation philosophy that provides the Company’s named executive officers with several elements of compensation, including: (1) competitive base salary; (2) a yearly cash bonus to reward outstanding performance; (3) insurance benefits; and (4) 401(k) plan contributions.

In addition to the compensation discussed above, the Compensation Committee can utilize the Company’s 2002 Equity Compensation Plan to provide additional compensation. The 2002 Equity Compensation Plan allows the Compensation Committee to award stock options, stock appreciation rights, restricted stock awards, and phantom stock and/or performance shares to key employees, consultants and directors. The 2002 Equity Compensation Plan was implemented to align the goals of the executives and directors with those of the Company’s stockholders.  To date, all grants made under the 2002 Equity Compensation Plan have been made in the form of shares of Common Stock.

Setting Named Executive Officer Compensation

In order to assist the Compensation Committee with its compensation decisions, the performance of the Company’s executive officers is frequently reviewed throughout the year. Each quarter, the Board evaluates the performance of our named executive officers. The Compensation Committee also performs an annual evaluation of executive performance and the salary and bonus programs for each named executive officer.  As a result of the Compensation Committee’s evaluation, the Compensation Committee determines annual bonuses for the executives at the end of each calendar year.  The Compensation Committee has sole discretion to increase or decrease the bonuses paid to the named executive officers each year.  At the end of each fiscal year, the Compensation Committee also evaluates the success of its compensation policies, by examining the Company’s ability to retain and provide appropriate incentives to key executives consistent with industry standards for a public company of Kaiser Holdings’ unique situation.

Fiscal Year 2006 Compensation Actions

Prior to December 2006, Mr. McMinn and Dr. Burakow were serving as named executive officers without employment agreements.  In November 2005, the Compensation Committee set compensation for Mr. McMinn and Dr. Burakow by evaluating performance, gauging the market for senior executive talent and reviewing past pay and performance records. The Compensation Committee examined several metrics during this review, including the success in resolution of outstanding bankruptcy claims and the capture of earnings from the Company’s 50% ownership in the Kaiser-Hill company.

On November 11, 2005, the Compensation Committee determined that, effective September 9, 2005, Mr. McMinn’s compensation for services as President and CEO should include several features: (1) a base salary of $235,000; (2) an annual bonus, not to exceed $235,000; (3) an annual grant of 1,000 shares of Common Stock for service as a director; and (4) a severance package that would provide for six month’s salary (effective September 9, 2004) plus one month’s salary for each subsequent six months employed with the Company, up to a maximum severance payment of one year’s salary.  In addition, the Compensation Committee awarded Mr. McMinn 2,000 shares of Common Stock on November 11, 2005, which represented 1,000 shares for Mr. McMinn’s service on the Board of Directors and a one-time grant of 1,000 shares in lieu of an oral agreement (made when Mr. McMinn was made CEO of the Company) to grant Mr. McMinn 5,000 options to purchase Common Stock.

In addition, on November 11, 2005, the Compensation Committee determined that, effective September 9, 2005, Dr. Burakow’s compensation for services as Senior Vice-President and Treasurer should include several features: (1) a base salary of $180,000; (2) an annual bonus, not to exceed $180,000; and (3) a severance package that would provide for six month’s salary (effective September 9, 2004) plus one month’s salary for each subsequent six months employed with the Company, up to a maximum severance payment of one year’s salary.

On October 9, 2006, the Company and the Compensation Committee determined that it was in the Company’s best interests to enter into three-year employment agreements with Mr. McMinn and Dr. Burakow, in order to retain their services as the Company emerges from Chapter 11 bankruptcy. These agreements also serve to incentivize Mr. McMinn and Dr. Burakow not to leave the Company for more lucrative employment opportunities at other companies.  The employment agreements provide for salary and bonus payments, along with insurance benefits and contributions to each employee’s 401(K) plans (the maximum contribution permitted under prevailing law and regulations, which in 2006 was $44,000).  These agreements also provide for post-termination payments and severance benefits, in addition to health care coverage until Mr. McMinn’s 64th and Dr. Burakow’s 62th birthdays, which the Company believes to be appropriate based on the Company’s circumstances.  Under the employment agreements, the annual cash bonuses will be determined by the Compensation Committee each year.  The employment agreements also contain non-solicit and non-competition provisions; as the Company looks into new business opportunities, the Compensation Committee determined it was important to limit the executives’ ability to leave the Company and work for a competing business entity.  Pursuant to these employment agreements, the Compensation Committee reviewed management’s analysis of Mr. McMinn and Dr. Burakow’s performance and approved 2006 cash bonus payments of $225,000 for each of these named executive officers.

As part of the Compensation Committee’s negotiations with Mr. McMinn and Dr. Burakow regarding these agreements, the Compensation Committee also agreed to develop a long term incentive plan in fiscal 2007.  The Compensation Committee has not yet created this incentive plan.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee, which is composed solely of independent members of the Board of Directors, assists the Board in fulfilling its oversight responsibility relating to, among other things, establishing and reviewing compensation of the Company’s executive officers.  In this context, the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with management, including our Chief Executive Officer, Douglas W. McMinn and our Chief Financial Officer, Nicholas Burakow.  Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2006 and this proxy statement.

Compensation Committee

Mark S. Tennenbaum—Chairman

Frank E. Williams, Jr.

EXECUTIVE COMPENSATION

The following table shows the compensation received by each person who served as an executive officer of the Company during 2006, and the executive officers that were serving as of December 31, 2006.

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2006

Name and Principal Position	Salary ($)	Bonus ($)	Stock Awards ($)		All Other Compensation ($)		Total ($)
Douglas W. McMinn, President and Chief Executive Officer	$236,961	$225,000	$73,600	(3)	$44,222	(4)	$579,783
Nicholas Burakow, Executive Vice President and Chief Financial Officer (1)	183,704	225,000	0		44,222	(5)	452,926
Marian P. Hamlett, Executive Vice President and Chief Financial Officer (2)	47,115	0	0		188,055	(6)	235,170

(1)             Dr. Burakow’s appointment as Executive Vice President and Chief Financial Officer was effective April 1, 2006.

(2)             Ms. Hamlett’s employment with the Company terminated, effective March 31, 2006.

(3)             Represents the grant date fair value of 2,000 shares awarded to Mr. McMinn on February 23, 2006, which include (i) 1,000 shares granted for Mr. McMinn’s service on the Board; and (ii) a one-time grant of 1,000 shares, discussed in the Compensation Discussion & Analysis on page 8 of this proxy statement.

(4)             Represents a $44,000 Company contribution to Mr. McMinn’s 401(k) Plan and $222 for premiums paid for life insurance.

(5)             Represents a $44,000 Company contribution to Dr. Burakow’s 401(k) Plan and $222 for premiums paid for life insurance.

(6)             Represents a $44,000 Company contribution to Ms. Hamlett’s 401(k) Plan, a $135,000 severance payment and a $9,000 consulting fee paid pursuant to Ms. Hamlett’s separation agreement, dated February 8, 2006, and $55 for premiums paid on life insurance.

GRANT OF PLAN BASED AWARDS TABLE FOR FISCAL YEAR 2006

The table below shows all plan-based awards that the Company made during 2006 to the Named Executive Officers:

Name	Board Approval Date	Grant Date	All Other Stock Awards Or Units (#)		Grant Date Fair Value of Stock & Option Awards ($)
Douglas W. McMinn	11/10/2005	2/23/06	2,000	(1)	73,600

(1)             The 2,000 shares disclosed for Mr. McMinn were granted under the 2002 Equity Incentive Plan and include: (i) 1,000 shares granted as compensation for his service on the Board; and (ii) a one-time grant of 1,000 shares, in lieu of 5,000 options, which had been orally promised to Mr. McMinn upon appointment as CEO of the Company.  Mr. McMinn’s shares have fully vested.

Employment Agreements and Termination of Employment Arrangements

Employment Agreement with Douglas W. McMinn

Douglas W. McMinn was appointed as President and Chief Executive Officer of the Company effective September 9, 2004.  On December 11, 2006, the Company entered into an Executive Employment Agreement with Douglas W. McMinn (the “McMinn Agreement”) with respect to his employment as the President and Chief Executive Officer of the Company, effective December 4, 2006.

Under the terms of the McMinn Agreement, Mr. McMinn has agreed to continue his service as President and Chief Executive Officer of the Company until December 31, 2009. The McMinn Agreement provides for a base annual salary of $245,000. The McMinn Agreement also provides for health insurance, life insurance and disability insurance coverage from the Company.

The McMinn Agreement provides that Mr. McMinn will receive a performance bonus of $225,000 for 2006.  For each of 2007, 2008 and 2009, Mr. McMinn will be eligible to receive an annual performance bonus, which will be determined each year at the discretion of the Compensation Committee in light of the Company’s compensation policy.

In addition, the McMinn Agreement provides for the following payments and accrued benefits upon termination of the agreement prior to December 31, 2009:

•                  upon termination for any reason, including termination by the Company for “cause” or termination by Mr. McMinn without “good reason”, Mr. McMinn will be eligible to receive his “accrued benefits” from the Company.

•                  upon termination: (1) by the Company without cause or due to disability; (2) by Mr. McMinn due to retirement; or (3) for good reason upon a “change of control” of the Company, the McMinn Agreement provides that Mr. McMinn will be paid any accrued benefits and a severance payment equal to the higher of: (a) eighteen months of Mr. McMinn’s base salary; or (b) the base salary for the number of months calculated by subtracting one-half of the number of months Mr. McMinn has worked under the McMinn Agreement from thirty.

For purposes of the McMinn Agreement:

•                  “Cause” means the executive’s willful neglect or gross negligence in the performance of duties, indictment for or conviction of a felony, gross misconduct resulting in material harm to the Company, or a breach of the confidential information, the non-solicitation, the non-competition, and the non-disparagement provisions of the agreement.

•                  “Change in control” means the first of the following to occur: (1) the persons who constitute the board of directors (the “Board”) as of the effective date of the agreement (or persons approved by at least 75% of the existing members of the Board) cease, for any reason, to constitute at least a majority of the Board subsequent to the effective date of the employment agreement; (2) the shareholders of the Company approve a consolidation or merger of the Company, other than a merger of the Company in which the holders of all classes of stock of the Company prior to the merger hold more than 50% of all combined classes of stock of the surviving corporation after the merger; or (3) substantially all of the Company’s assets are sold or otherwise transferred to parties that are not within “a controlled group of corporations” in which the Company is a member.

•                  “Good reason” means that, without the executive’s written consent, the following events occur: (1) the Company fails to obtain assumption of the employment agreement by any successor to the Company; (2) the relocation of the executive’s principal place of employment more than seventy-five (75) miles from the location prior to the execution of the employment agreement or a requirement that the executive be based anywhere other than the principal place of business; or (3) a reduction of the executive’s base salary.

•                  “Accrued benefits” means earned but unpaid base salary, incentive compensation earned but not yet paid, unpaid expense reimbursements, accrued but unused vacation and any vested benefits that the executive may have under any employee benefit plan of the Company.

The McMinn Agreement also includes non-solicitation and non-competition terms, which prohibit Mr. McMinn from soliciting the Company’s employees or competing with the Company until July 18, 2011.

As of December 31, 2006, if Mr. McMinn had been terminated from the Company, he would have been eligible to receive the following amounts under the following termination scenarios:

Reason for Termination	Payments ($)
Termination for any reason, including for cause	$0	*
Termination without cause	602,292	*
Retirement	602,292	*
Termination upon a change in control	602,292	*

*                    Assumes no unpaid accrued benefits due to Mr. McMinn as of December 31, 2006.

Employment Agreement with Nicholas Burakow

On December 11, 2006, the Company also entered into an Executive Employment Agreement with Dr. Nicholas Burakow (the “Burakow Agreement”) with respect to his employment as the Chief Financial Officer of the Company, effective December 4, 2006.

Under the terms of the Burakow Agreement, Dr. Burakow has agreed to continue his service as Chief Financial Officer of the Company until December 31, 2009.  The Burakow Agreement provides for a base annual salary of $225,000.  The Burakow Agreement also provides for health insurance, life insurance and disability insurance coverage from the Company.

The Burakow Agreement provides that Dr. Burakow will receive a performance bonus of $225,000 for 2006.  For each of 2007, 2008 and 2009, Dr. Burakow will be eligible to receive a annual performance bonus, which will be determined each year at the discretion of the Compensation Committee in light of the Company’s compensation policy.

In addition, the Burakow Agreement provides for the following payments and accrued benefits upon termination of the agreement prior to December 31, 2009:

•                     upon termination for any reason, including termination by the Company for “cause” or termination by Dr. Burakow without “good reason”, Dr. Burakow will be eligible to receive his “accrued benefits” from the Company.

•                     upon termination: (1) by the Company without cause or due to disability; (2) by Dr. Burakow due to retirement; or (3) for good reason upon a “change of control” of the Company, the Burakow Agreement provides that Dr. Burakow will be paid any accrued benefits and a severance payment equal to the higher of: (a) eighteen months of Dr. Burakow’s base salary; or (b) the base salary for the number of months calculated by subtracting one-half of the number of months Dr. Burakow has worked under the Burakow Agreement from thirty.

For purposes of the Burakow Agreement:

•                  “Cause” means the executive’s willful neglect or gross negligence in the performance of duties, indictment for or conviction of a felony, gross misconduct resulting in material harm to the Company, or a breach of the confidential information, the non-solicitation, the non-competition, and the non-disparagement provisions of the agreement.

•                  “Change in control” means the first of the following to occur: (1) the persons who constitute the board of directors (the “Board”) as of the effective date of the agreement (or persons approved by at least 75% of the existing members of the Board) cease, for any reason, to constitute at least a majority of the Board subsequent to the effective date of the employment agreement; (2) the shareholders of the Company approve a consolidation or merger of the Company, other than a merger of the Company in which the holders of all classes of stock of the Company prior to the merger hold more than 50% of all combined classes of stock of the surviving corporation after the merger; or (3) substantially all of the Company’s assets are sold or otherwise transferred to parties that are not within “a controlled group of corporations” in which the Company is a member.

•                  “Good reason” means that, without the executive’s written consent, the following events occur: (1) the Company fails to obtain assumption of the employment agreement by any successor to the Company; (2) the relocation of the executive’s principal place of employment more than seventy-five (75) miles from the location prior to the execution of the employment agreement or a requirement that the executive be based anywhere other than the principal place of business; or (3) a reduction of the executive’s base salary.

•                  “Accrued benefits” means earned but unpaid base salary, incentive compensation earned but not yet paid, unpaid expense reimbursements, accrued but unused vacation and any vested benefits that the executive may have under any employee benefit plan of the Company.

The Burakow Agreement also includes non-solicitation and non-competition terms, which prohibit Dr. Burakow from soliciting the Company’s employees or competing with the Company until October 1, 2011.

As of December 31, 2006, if Dr. Burakow had been terminated from the Company, he would have been eligible to receive the following amounts under the following termination scenarios:

Reason for Termination	Payments ($)
Termination for any reason, including for cause	$0	*
Termination without cause	553,125	*
Retirement	553,125	*
Termination upon a change in control	553,125	*

*                    Assumes no unpaid accrued benefits due to Dr. Burakow as of December 31, 2006.

Separation Agreement with Marian P. Hamlett

On February 8, 2006, the Company entered into a Separation Agreement and Release (the “Separation Agreement”) with Ms. Hamlett with respect to the termination of her employment with the Company.  Under the terms of the Separation Agreement, Ms. Hamlett remained employed, at her then current annual salary of $175,000, as the Company’s Executive Vice President and Chief Financial Officer until March 31, 2006.

In return for Ms. Hamlett’s compliance with the terms of the Separation Agreement, the Company paid her a lump sum of $35,000, on February 17, 2006.  In addition, subject to Ms. Hamlett’s execution of an addendum attached as Exhibit A to the Separation Agreement, Ms. Hamlett received a lump sum of $100,000, paid on April 21, 2006.  Pursuant to the terms of the Addendum, Ms. Hamlett agreed to provide consulting services to the Company for a period of three months from the Separation Date, for consulting fees of approximately $3,000 per month.  Ms. Hamlett received $9,000 for her consulting services in 2006.

BIOGRAPHICAL INFORMATION OF NON-DIRECTOR EXECUTIVE OFFICER

Biographical information with respect to Mr. McMinn is set forth under “Nominees for Election to the Board of Directors for Terms Expiring at the next Annual Meeting of Stockholders.”  Biographical information with respect to the current Executive Vice President and Chief Financial Officer is set forth below.

Nicholas Burakow, 57, is Executive Vice President, Chief Financial Officer, Secretary and Treasurer.  Dr. Burakow served as Senior Vice President and Treasurer of the Company from 2000 until his appointment as Executive Vice President and Chief Financial Officer, effective April 1, 2006.  In addition, Dr. Burakow has served as Secretary of the Company since 2006.  Dr. Burakow has been a senior officer of the Company and its predecessors for more than 19 years.  Prior to joining the Company, Dr. Burakow served for 12 years in the U.S. Department of State’s Foreign Service, where his last position was Director for Monetary Affairs.  Dr. Burakow is also the President of Global Trade & Invest, Inc., a firm which he co-founded to engage in international trading activities and to provide consulting assistance to companies doing business internationally.  Dr. Burakow holds a Ph.D. in economics from the University of Notre Dame.

OPERATIONS OF THE BOARD OF DIRECTORS

Board Meetings

During the year ended December 31, 2005, the Board of Directors held seven board meetings.  All directors attended 75% or more of the 2005 meetings of the Board of Directors and its committees on which they served.  During the year ended December 31, 2006, the Board of Directors held five board meetings.  All directors attended 75% or more of the 2006 meetings of the Board of Directors and its committees on which they served.

Director Nomination Process

The Board of Directors is responsible for nominating individuals to present to the stockholders as candidates for Board membership and for selecting individuals to fill Board vacancies.  Currently, there is one vacancy on the Board of Directors, which resulted from the resignation of Mr. Jon Bennett from the Board, effective January 31, 2007.  The Board of Directors is in the process of seeking to identify candidates to fill this vacancy, but does not anticipate that the vacancy will be filled prior to the Annual Meeting.  Given the small size of the Board, the Company’s limited operations, and the nature and number of its stockholders, the Board has determined not to establish a Nominating and Governance Committee.

The Board considers the mix of director characteristics, experiences and perspectives and skills that are most appropriate to meet the Company’s needs.  The Board will consider potential nominees submitted by stockholders in accordance with applicable law and the Company’s Bylaws as in effect from time to time.

The Company’s Bylaws provide that nominations of persons for election as directors of the Company may be made by or at the direction of the Board of Directors, by any nominating committee or other person appointed by the directors, or by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Section 2.2 of the Company’s Bylaws.  Such nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company.  To be timely, a stockholder’s notice must be received at the Company’s principal executive offices, 9300 Lee Highway, Fairfax, Virginia 22031, not less than 60 days nor more than 90 days prior to the meeting.  In the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely the notice must be received not later than the close of business on the fifteenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.  A stockholder’s notice of nomination must set forth:

(a)             as to each person who is not an incumbent director whom a stockholder proposes to nominate for election or re-election as a director:

(i)               the name, age, business address, and residence address of such person,

(ii)            the principal occupation or employment of such person,

(iii)         the class and number of shares of capital stock of the Company which are beneficially owned by such person, and

(iv)        any other information relating to such person that is required to be disclosed in solicitation for proxies for elections of directors pursuant to the rules and regulations of the Commission under the Exchange Act, and

(b)            as to the stockholder giving the notice:

(i)               the name and record address of such stockholder, and

(ii)            the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder.

Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Company if elected.  The Company may require any proposed nominee to furnish such other information as reasonably may be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

Persons nominated by stockholders for election as a director will not be eligible to serve as a director unless nominated in accordance with the foregoing procedures.

Compensation of Directors

Each independent director who is not an employee of the Company is paid $1,000 for attendance at each meeting of the Board of Directors and $500 for attendance at each meeting of a committee of the Board of Directors of which the director is a member.  The chairman of each committee is paid $750 for attendance at each Board committee meeting.  In addition, each independent director receives an annual retainer of $20,000, payable in advance in quarterly installments, and is reimbursed for expenses incurred in connection with Board service.

In January 2002, the Company adopted a practice of making annual grants of 1,000 shares of Common Stock to each member of the Board of Directors, including employee directors.  In March 2005, the Company amended this practice to allow non-employee directors to elect to receive shares of Common Stock or the equivalent value of such shares in cash as of the date of grant.  If a director receives shares of Common Stock, such grants are made pursuant to the terms of the 2002 Equity Compensation Plan.  Beginning in 2006, the annual stock grant to the Chairman of the Board was increased to 1,250 shares or the equivalent of such shares in cash as of the date of the grant.  On October 24, 2006, the Compensation Committee of the Board of Directors approved a 1,000 share bonus to be paid to Mr. Williams for his service as Chairman of the Board, in recognition of his efforts on behalf of the Company; these shares will paid to Mr. Williams in November 2007.  Other than the stock grant (or cash equivalent) as described above, directors who are employees of the Company do not receive separate cash compensation for their service as directors.

The table below sets forth payments made to each independent director during the year ended December 31, 2006. Mr. McMinn’s compensation for service on the Board of Directors is included with his compensation in the Summary Compensation Table on page 10 of this proxy statement.

Name of Independent Director(1)	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)(4)	All Other Compensation ($)		Total ($)
Jon B. Bennett (2)	$71,000				$71,000
Mark S. Tennenbaum	69,500				69,500
Frank E. Williams, Jr.	31,500	$46,000	$20,000	(5)	97,500

(1)             The compensation Mr. McMinn received for his service on the Board in the year ended December 31, 2006 is reflected in the Summary Compensation Table on page 10 of this proxy statement.

(2)             Mr. Bennett resigned from the Board, effective January 31, 2007.

(3)             The amounts in this column include all cash compensation paid to the Company’s independent directors.  For Mr. Bennett, this amount includes: (i) $40,000 in lieu of Company stock for service on the Board; (ii) a $20,000 annual retainer; and (iii) $11,000 for attendance at Board and committee meetings.  For Mr. Tennenbaum, this amount includes: (i) $40,000 in lieu of Company stock for service on the Board; (ii) a $20,000 annual retainer; and (iii) $9,500 for attendance at Board and committee meetings.  For Mr. Williams, this amount includes: (i) a $20,000 annual retainer; and (ii) $11,500 for attendance at Board and committee meetings.

(4)             This column represents the dollar amount of the grant date fair value of stock awards granted during fiscal 2006.  The amount disclosed for Mr. Williams represents the 1,250 shares of Common Stock he received as Chairman of the Board of Directors.  Please see the “Security Ownership of Certain Beneficial Owners and Management” for the aggregate outstanding stock holdings of members of the Board of Directors.

(5)             The amount disclosed represents a retainer paid for Mr. Williams’ service on the Kaiser-Hill Company, LLC Board of Managers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

A person is deemed to be a beneficial owner of the Company’s Common Stock if that person has voting and/or investment power with respect to such Common Stock or has the right to acquire such Common Stock within 60 days.  The following table sets forth information regarding each person known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock of the Company as of September 26, 2007.

Name and Address of Beneficial Owners of More Than 5% of the Common Stock of the Company	Number of Shares of Common Stock		Percent of Common Stock

Michael E. Tennenbaum 2951 28th Street, Suite 1000 Santa Monica, CA 90405	552,899	(a)	30.9%

Andrew R. Tennenbaum Investment Trust 1318 San Ysidro Drive Beverly Hills, CA 90210	200,000	(b)	11.2%

Mark S. Tennenbaum Investment Trust 445 24th Street Santa Monica, CA 90402	200,000	(c)	11.2%

Bulldog Investors Park 80 West, Plaza Two Saddle Brook, NJ 07663	102,635	(d)	5.73%

(a)             As reported on a Form 4 filed with the Commission on August 13, 2007.  Includes 77,924 shares of Common Stock reported to be held by Tennenbaum & Co., LLC, of which Michael E. Tennenbaum is the Managing Member and 474,975 shares of Common Stock reported to be held by Michael E. Tennenbaum and Suzanne S. Tennenbaum, as trustees of the Tennenbaum Living Trust.

(b)            As reported on a Form 3 dated January 5, 2006, filed with the Commission on January 5, 2006.  The trustees of the Andrew R. Tennenbaum Investment Trust are Stephen P. Rader and John Mass.

(c)             As reported on a report on Form 3 dated January 5, 2006, filed with the Commission on January 5, 2006.  The trustees of the Mark S. Tennenbaum Investment Trust are Stephen P. Rader and John Mass.

(d)            As reported on a Schedule 13G dated September 4, 2007, filed with the Commission on September 4, 2007.  Andrew Dakos and Phillip Goldstein, principals of Bulldog Investors, are also listed as filing persons on the Schedule 13G.

The following table sets forth information as of September 26, 2007 regarding the beneficial ownership of shares of Common Stock by each director who served in 2006 and the executive officers named in the Summary Compensation Table on page 10 of this proxy statement, and by all directors and current executive officers as a group.  The persons as to whom information is given in the table below have sole voting and investment power over the shares beneficially owned by them, unless otherwise noted in the footnotes following the table.  Unless otherwise indicated, the address of each of the persons identified in the table below is:  c/o Kaiser Group Holdings, Inc., 9300 Lee Highway, Fairfax, VA 22031.

Certain Beneficial Owners of Shares of Common Stock of the Company		Number of Shares of Common Stock		Percent of Common Stock (*Less than 1%)
(i)	Directors and Nominees for Director
	Jon B. Bennett (a)	1,000	(c)	*
	Douglas W. McMinn	500	(d)	*
	Mark S. Tennenbaum	200,000	(e)	11.2%
	Frank E. Williams, Jr.	17,950	(f)	1.0%
(ii)	Executive Officers other than Directors
	Nicholas Burakow	0	(g)	*
	Marian P. Hamlett (b)
(iii)	All Directors and Executive Officers as a Group (6 Persons)	219,450		12.2%

(a)             Mr. Bennett resigned from the Board, effective January 31, 2007.

(b)            Ms. Hamlett’s employment with the Company terminated effective March 31, 2006.

(c)             Based on a Form 4 dated April 29, 2005, filed with the Commission on April 29, 2005.

(d)            Based on a Form 4 dated March 30, 2006, filed with the Commission on March 30, 2006.

(e)             Shares are held by the Mark S. Tennenbaum Investment Trust.  As reported on a Form 3 dated January 5, 2006, filed with the Commission on January 5, 2006.  The trustees of the Mark S. Tennenbaum Investment Trust are Stephen P. Rader and John Mass.  The address of the trust is 445 24th Street, Santa Monica, CA 90402.

(f)               As reported on a Form 4 dated February 27, 2006, filed with the Commission on March 1, 2006.  Includes (1) 8,550 shares of Common Stock reported to be held by Mr. Williams, (2) 1,000 shares of Common Stock reported to be held by the Williams Family Foundation, (3) 5,800 shares of Common Stock reported to be held by Williams Family LP, (4) 600 shares of Common Stock reported to be held by Mr. Williams as trustee for minor grandchildren and (5) 2,000 shares of Common Stock reported to be held by Mr. Williams’ spouse.

(g)            Based on a Form 3 dated April 3, 2006, filed with the Commission on April 6, 2006.

OTHER MATTERS

Certain Relationships and Related Transactions

There were no related party transactions in 2006.  When potential related party transactions arise, the Board and management review such transactions and determine if the transactions should be approved.  The Company does not have formal policies governing the review of related party transactions.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and beneficial owners of more than 10% of any class of the Company’s equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of the Company’s equity securities.  Persons subject to Section 16 are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms furnished to the Company and written representations from the persons required to file such forms with the Commission, the Company believes that all Section 16(a) filing requirements applicable to officers, directors, except Mr. Williams, and beneficial owners of more than 10% of the equity securities of Kaiser Holdings were satisfied with respect to the years ended December 31, 2006 with the following exceptions.  On February 14, 2006, Mr. Williams filed an untimely Form 4 regarding four transactions that occurred on November 17, 2005.  On March 1, 2006, Mr. Williams filed an untimely Form 4 regarding one transaction that occurred on February 23, 2006.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During 2006, the members of the Compensation Committee were Mr. Bennett, Mr. Williams and Mr. Tennenbaum.  Mr. Bennett resigned as a director effective January 31, 2007.  All members of the Compensation Committee are independent directors, as defined in the Company’s Corporate Governance Principles.  No member of the Compensation Committee is a current or former officer or employee of the Company or any of the Company’s subsidiaries, and no director or executive officer is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Stockholder Proposals

Stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2008 Annual Meeting of Stockholders may do so by following the procedures prescribed in Commission Rule 14a-8 and Section 1.4 of the Company’s Bylaws.  To be properly brought before a meeting of stockholders, business must be (a) specified in the notice of the meeting given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder.  In addition to the requirements of Commission Rule 14a-8, for business to be properly brought before a meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  To be timely, such notice must be received at the Company’s principal executive offices, 9300 Lee Highway, Fairfax, Virginia 22031, not less than 60 days nor more than 90 days prior to the meeting.  In the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely notice must be received by the Company not later than the close of business on the fifteenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.  A stockholder’s notice with respect to other business to be brought before the 2008 Annual Meeting by such stockholder must set forth as to each matter of business:

(a)               a brief description of such business and the reasons for conducting it at the meeting,

(b)              the name and address of the stockholder proposing such business,

(c)               the class, series, and number of shares of the capital stock of the Company beneficially owned by such stockholder, and

(d)              any material interest of such stockholder in such business.

Under the rules of the Securities and Exchange Commission, if a stockholder would like us to include a proposal in our proxy statement and form of proxy for presentation at our 2008 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 9300 Lee Highway, Fairfax, Virginia 22031, to the attention of the Corporate Secretary, no later than Sunday, May 31, 2008.

“Householding” Proxy Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and accompanying materials.  This means that only one copy of this proxy statement and the 2006 Annual Report may have been sent to multiple stockholders in your household.  If you would like to receive separate copies of the Company’s proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact Douglas W. McMinn, President and Chief Executive Officer, by mail to Kaiser Group Holdings, Inc., 9300 Lee Highway, Fairfax, Virginia 22031, or by telephone at (703) 934-3413.

Copies of the 2006 Annual Report are being mailed to stockholders with this proxy statement.  The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement.

The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon written request of such person, a copy of any and all information that has been incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this proxy statement.  You may obtain a copy of these documents and any amendments thereto by writing to Douglas W. McMinn, President and Chief Executive Officer, at the following address: Kaiser Group Holdings, Inc., 9300 Lee Highway, Fairfax, Virginia 22031.

These documents are also included in the Company’s filings with the Commission, which you may access electronically at the Commission’s website at http://www.sec.gov.

By Order of the Board of Directors

/s/ Nicholas Burakow
Nicholas Burakow, PhD
Secretary

Fairfax, Virginia
September 26, 2007

ANNEX A

KAISER GROUP HOLDINGS, INC.
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
ADOPTED DECEMBER 10, 2003

I.	Audit Committee Purpose and Responsibilities

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information provided to stockholders and others, reviewing with management and the independent auditors the systems of internal control that management has established for finance, accounting and legal compliance, selecting and reviewing the performance of the independent auditors, and overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

The Audit Committee will meet its oversight responsibilities by carrying out the enumerated responsibilities listed below in Section III. The Audit Committee shall be given full and direct access to the Company’s Board Chairman, management and independent auditors as necessary to carry out its responsibilities. To the extent the Company has an internal audit function, it shall report to the Audit Committee as well as management, and the Audit Committee shall have the right to direct the internal audit function, if any, to perform such tasks as the Audit Committee may deem necessary or appropriate and to report directly to the Audit Committee in respect of such tasks. The Audit Committee shall have the authority to retain, at the Company’s expense, special legal, accounting or other consultants or experts the Audit Committee deems necessary or advisable in the performance of its duties.

The Audit Committee’s function is one of oversight only; both management and the independent auditors have more time and more knowledge of, and detailed information concerning, the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. The existence and functioning of the Audit Committee do not relieve the Company’s management from its responsibility for preparing financial statements that accurately and fairly present the Company’s financial results and condition, or the independent auditors from their responsibilities relating to the audit or review of financial statements.

II.	Audit Committee Composition and Meetings

The Audit Committee shall be comprised of two or more directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”).

Audit Committee members shall be appointed by the Board, and may be removed by the Board at any time. All members of the Audit Committee should be able to read and understand financial statements, including a balance sheet, income statement and cash flow statement.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its effort to foster communication, the Audit Committee should meet privately in executive session at least annually with each of management and the independent auditors to discuss any matters the Audit Committee or either of these groups believe should be discussed privately. In addition, the Audit Committee should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors limited review procedures. If an Audit Committee Chair is not designated or present, a majority of the members of the Audit Committee may designate a Chair.

III.	Audit Committee Responsibilities and Duties

A.	Review Procedures

1.  Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations.

2.  Review the Company’s annual audited financial statements, related disclosures, and annual reports, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operation” portion of the Company’s Annual Report on Form 10-K, prior to filing or distribution. Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments, including those matters required to be discussed under Statement on Auditing Standards No. 61 (“SAS No. 61”).

3.  Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and the Company’s quarterly financial statements and reports on Form 10-Q prior to filing or distribution, including any certification, report, or opinion therein. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS No. 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4.  Consider and approve, if appropriate, major changes to the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

B.	Control Processes

5. Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

6.  Review the disclosures made by the Company’s Chief Executive Officer and Chief Financial Officer regarding compliance with their certification requirements under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company’s internal controls for financial reporting and disclosure controls and procedures.

7.  Following completion of the annual audit, review separately with the independent auditors any significant disagreements between management and the independent auditors or difficulties encountered in connection with the course of the audit.

8.  Make and approve recommendations to change or improve the financial and accounting practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles and evaluate the implementation of such changes or improvements.

C.	Independent Auditors

9.  The independent auditors are ultimately accountable to the Audit Committee and the Board. The Audit Committee shall review the independence and performance of the auditors and shall have the sole authority to retain the independent auditors or terminate the auditors when circumstances warrant, including the sole authority to approve all audit engagement fees and terms and all non-audit services to be provided by the independent auditors. More specifically, the Audit Committee must pre-approve all non-audit services to be provided by the independent auditors in accordance with the attached Statement of Policy on the Pre-Approval of Engagements for Non-Audit Services.

10.  On an annual basis, the Audit Committee shall obtain a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company and shall review discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence. The Audit Committee is responsible for determining the independence of the auditors.

11. Review the independent auditors’ audit plan: discuss scope, staffing, locations, reliance upon management, and general audit approach.

12.  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS No. 61.

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13. Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

14. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

D.	Legal Compliance

15.  On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

E.	Other Audit Committee Responsibilities

16.  Annually prepare a report to stockholders as required by the SEC that discloses whether the Audit Committee has reviewed the financial statements with management and discussed SAS No. 61 and Independence Standards Board Standard No. 1 with the independent accountants, and if the Audit Committee has recommended to the Board that the audited financial statements be included in the Form 10-K. The report should be included in the Company’s annual proxy statement.

17. Oversee the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Corporate Code of Conduct.

18.  Engage such independent professional advisors and counsel as the Audit Committee determines are necessary or appropriate, with due regard to cost, to carry out its functions as set forth in this Charter. The Company shall provide appropriate funding for the payment of such services.

19. Approve all related party transactions, as defined by relevant NASDAQ rules, to which the Company is a party.

20.  Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, disclosure procedures or auditing matters and (b) the confidential, anonymous submission by employees, officers or directors of concerns regarding questionable accounting or auditing matters.

21   Perform any other activities consistent with this Charter, the Company’s Bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate, including but not limited to the Company’s legal and regulatory compliance.

22. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

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ANNEX B

KAISER GROUP HOLDINGS, INC.
CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
ADOPTED MARCH 19, 2007

1.             Members.  The Board of Directors of Kaiser Group Holdings, Inc. (the “Company”) appoints a Compensation Committee of at least two members and designates one member as chairperson.  Additionally, members of the Compensation Committee must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.

2.             Purpose, Duties, and Responsibilities.  The purpose of the Compensation Committee is to discharge the responsibilities of the Board relating to compensation of the Company’s executive officers and directors.  The duties and responsibilities of the Compensation Committee are to:

(a)                      Oversee the Company’s overall compensation structure, policies and programs, and assess whether the Company’s compensation structure establishes appropriate incentives for management and employees.

(b)                     Administer and make recommendations to the Board with respect to the Company’s incentive compensation and equity-based compensation plans that are subject to Board approval.

(c)                      Review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer (“CEO”), evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation.

(d)                     Set the compensation of other executive officers based upon the recommendation of the CEO.

(e)                      Approve stock option and other stock incentive awards for executive officers.

(f)                        Review and approve the design of other benefit plans pertaining to executive officers.

(g)                     Review and recommend employment agreements and severance arrangements for executive officers, including change-in-control provisions, plans or agreements.

(h)                     Approve, amend or modify the terms of any compensation or benefit plan that does not require shareholder approval.

(i)                         Review and discuss with management the Company’s Compensation Discussion and Analysis (“CD&A”) and related disclosures that Securities and Exchange Commission (“SEC”) rules require be included in the Company’s annual report and proxy statement, recommend to the Board based on such review and discussions whether the CD&A should be included in the annual report and proxy statement, and prepare the Compensation

Committee report required by SEC rules for inclusion in the Company’s annual statement and proxy statement.

(j)                         Review the compensation of directors for service on the Board and its committees and recommend changes in compensation to the Board.

(k)                      Review periodically succession plans relating to positions held by executive officers, and make recommendations to the Board regarding the selection of individuals to fill these positions.

(l)                         Annually evaluate the performance of the Compensation Committee and the adequacy of the committee’s charter.

(m)                   Perform such other duties and responsibilities as are consistent with the purpose of the Compensation Committee and as the Board or the committee deems appropriate.

3.             Subcommittees.  The Compensation Committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the Compensation Committee consisting of not less than two members of the committee.

4.             Outside Advisors.  The Compensation Committee will have the authority to retain at the expense of the Company such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions.

5.             Meetings.  The Compensation Committee will meet as often as may be deemed necessary or appropriate, in its judgment, either in person or telephonically, and at such times and places as the Compensation Committee determines.  The majority of the members of the Compensation Committee constitutes a quorum.  The Compensation Committee will report regularly to the full Board with respect to its activities.

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Proxy Card

Proxy Solicited on Behalf of the Board of Directors of the Company for the
Annual Meeting of Stockholders on Wednesday, October 31, 2007

The undersigned hereby appoints Douglas W. McMinn and Frank E. Williams, Jr. and each of them, as his or her proxies, each with full power of substitution and resubstitution, to vote all of his or her shares of capital stock of Kaiser Group Holdings, Inc. at the Annual Meeting of Stockholders of the Company to be held on Wednesday, October 31, 2007, at 9:30 a.m. (EDT), and at any postponement(s) or adjournment(s) thereof, with the same authority as if the undersigned were personally present.

This Proxy, when properly executed, will be voted in the manner directed by the Stockholder. If no direction is given, this Proxy will be voted FOR all of the nominees listed in Item 1.

☒	Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

A—Proposals—The Board of Directors recommends a vote FOR the election of each director.

1. ELECTION OF DIRECTORS:	For	Withhold

01—Douglas W. McMinn	☐	☐
02—Mark S. Tennenbaum	☐	☐
03—Frank E. Williams, Jr.	☐	☐

B—Non-Voting Items

Change of Address—Please print new address below.

C—Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

NOTE:    Please sign below using the full name in which your stock is registered. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please provide your full title as such. If the undersigned is a corporation, please sign full name by duly authorized officer.

The undersigned hereby revokes all proxies heretofore given by the signer to vote at said meeting or any postponement(s) or adjournment(s) thereof.

SIGNATURE(S)	DATE